UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Legacy Acquisition Corp.

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

Legacy Acquisition Corp.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202

October [●], 2020

Dear Stockholder,

We cordially invite you to attend the Special Meeting of Stockholders of Legacy Acquisition Corp. (“Legacy” or the “Company”) to be held on [●], November [●], 2020, at 10:00 a.m. Eastern Time. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related guidance federal, state and local governments have issued, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	[●]

Passcode for Telephone Access:	[●]

Webcast Access	[●]

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting.

The attached Notice of the Special Meeting and proxy statement describe the business we will conduct at the Special Meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the meeting will be held:

1.	To amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (our “Charter”), as amended by that amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated May 18, 2020, as further amended by that third amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated September 4, 2020, to extend the date by which the Company has to consummate a business combination (the “Extension”) from November 20, 2020 to December 31, 2020 (the “Extended Date”), a copy of which is attached as Exhibit A to the accompanying proxy statement and as more fully described therein, which we refer to as the “Extension Amendment Proposal”; and

2.	To amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of November 16, 2017, as amended by that amendment no. 1 to investment management trust agreement, dated October 22, 2019, as further amended by that amendment no. 2 to investment management trust agreement, dated May 18, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from November 20, 2020 to the Extended Date, a copy of which is attached as Exhibit B to the accompanying proxy statement and as more fully described therein, which we refer to as the “Trust Amendment Proposal”.

Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. Our stockholders should note that we intend to hold the Special Meeting and, if approved, effect the Extension Amendment and the Trust Amendment only if we do not consummate the Business Combination (as defined in the accompanying proxy statement) by November 20, 2020.

Your vote is extremely important regardless of the number of shares you own.

In order to ensure that your shares are represented at the Special Meeting, please vote in accordance with the enclosed instructions. You can vote your shares by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope.

Sincerely,

Edwin J. Rigaud

Chairman and Chief Executive Officer

The proxy statement is dated October [●], 2020, and is first being made available to stockholders on or about October [●], 2020.

Legacy Acquisition Corp.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held November [●], 2020

To the Stockholders of Legacy Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of Legacy Acquisition Corp., a Delaware corporation (the “Company,” “Legacy,” “we,” “us” or “our”), will be held on [●], November [●], 2020 at 10:00 a.m. Eastern Time. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related guidance federal, state and local governments have issued, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	[●]

Passcode for Telephone Access:	[●]

Webcast Access	[●]

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting. The Special Meeting is being held for stockholders to consider and vote upon the following proposals:

1.	To amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (our “Charter”), as amended by that amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated May 18, 2020, as further amended by that third amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated September 4, 2020, to extend the date by which the Company has to consummate a business combination (the “Extension”) from November 20, 2020 to December 31, 2020 (the “Extended Date”), a copy of which is attached as Exhibit A to the accompanying proxy statement and as more fully described therein, which we refer to as the “Extension Amendment Proposal”; and

2.	To amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of November 16, 2017, as amended by that amendment no. 1 to investment management trust agreement, dated October 22, 2019, as further amended by that amendment no. 2 to investment management trust agreement, dated May 18, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from November 20, 2020 to the Extended Date, a copy of which is attached as Exhibit B to the accompanying proxy statement and as more fully described therein, which we refer to as the “Trust Amendment Proposal”.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal are more fully described in the accompanying proxy statement. Our stockholders should note that we intend to hold the Special Meeting and, if approved, effect the Extension Amendment and the Trust Amendment only if we do not consummate the Business Combination (as defined in the proxy statement) by November 20, 2020.

On September 18, 2020, Legacy entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Excel Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company and directly owned subsidiary of Merger Sub 2 (“Merger Sub 1”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (“Onyx”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the stockholder representative pursuant to Section 11.16 of the Business Combination Agreement, pursuant to which (i) Merger Sub 1 will merge with and into Onyx (the “First Merger”), with Onyx surviving as a direct wholly-owned subsidiary of Merger Sub 2, and (ii) promptly following the First Merger, Onyx, as the surviving company of the First Merger, will merge with and into Merger Sub 2 (the “Second Merger”), whereupon the consummation of the Second Merger, Merger Sub 2 will be the surviving company and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Company. We refer to the transactions contemplated by the Business Combination Agreement as the “Business Combination.”

Following the closing of the Business Combination (the “Closing”), we will change our legal name from Legacy Acquisition Corp. to PARTS iD, Inc.

In connection with the Business Combination Agreement, Legacy agreed to use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding public warrants (as defined in the accompanying proxy statement) to (a) amend the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (the “Warrant Agreement”) to provide, among other things, that each outstanding public warrant will no longer be exercisable to purchase one-half share of Class A common stock, par value $0.0001 per share (the “Class A common stock”) for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead will be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the trust account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A common stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A common stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A common stock, and (b) to amend the Warrant Agreement to provide, among other things, that 2,912,230 private placement warrants (as defined in the accompanying proxy statement) issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of October 24, 2017, between Legacy and Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (“Sponsor”), and not owned by Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A common stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A common stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A common stock.

The purpose of the Extension Amendment is to provide additional time to complete the Business Combination. Our Charter provides that the Company has until November 20, 2020 to complete a business combination. While we believe the proposed Business Combination can be completed by November 20, 2020, certain factors, including without limitation, potential delays relating to regulatory or securities filings in connection with the Business Combination and certain related notice requirements, ongoing litigation brought by Onyx’s minority shareholders, as well as general socioeconomic volatility and disruption as a result of the COVID-19 pandemic and the upcoming U.S. presidential election on November 3, 2020, could delay the Closing of the Business Combination. The Extension provides Legacy and its stockholders time to expeditiously complete the Business Combination without the undue time pressures created by the aforementioned external factors. Accordingly, our board of directors has determined that it is in the best interests of our stockholders to provide an option for an extension of the date that the Company has to consummate the Business Combination to the Extended Date only if we are not able to consummate the Business Combination by November 20, 2020. Our stockholders should note that we intend to hold the Special Meeting and, if approved, effect the Extension Amendment and the Trust Amendment only if we do not consummate the Business Combination by November 20, 2020. If the Extension Amendment is approved, the Extension is effected and the Business Combination is not consummated by November 20, 2020, Legacy intends to make the contribution (the “Contribution”) to Legacy’s Trust Account at the Closing of the Business Combination in an amount equal to $0.03 per share of Class A common stock issued in Legacy’s initial public offering that is not redeemed pursuant to the Election (as defined below). The Contribution will not accrue interest and will be paid in full at the Closing from the proceeds of the Business Combination. If the Contribution results in a change to the purchase price of Legacy’s shares of Class A common stock under the terms of the tender offer commenced on October 5, 2020 in connection with the proposed Business Combination, any such change will be made in accordance with the terms of the tender offer and the requirements of applicable law.

If our board of directors determines that we will not be able to consummate the Business Combination by the Extended Date or determines that completion of the Business Combination is not in the best interests of us or our stockholders, our board of directors would wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendment proposal is not approved. In addition, the public warrants and private placement warrants will expire without payment or other value.

In connection with the Extension Amendment, public stockholders (as defined in the accompanying proxy statement) may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Extension Amendment and Trust Amendment, including interest (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements) divided by the number of then outstanding public shares, subject to the limitations described herein, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal. An Election may also be made by public stockholders who do not vote, or do not instruct their bank, broker or other nominee how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Business Combination by November 20, 2020, the current extended date, or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. Our Sponsor, our officers and directors own an aggregate of 7,500,000 shares of our Class F common stock, par value $0.0001 per share (which we refer to as the “Founder Shares” or “Class F common stock”), that were issued prior to our IPO (as defined in the accompanying proxy statement) and our Sponsor owns 17,500,000 warrants, which we refer to as the “private placement warrants,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Under the terms of the Business Combination Agreement, concurrently with the execution of the Business Combination Agreement, Legacy, Sponsor and the Stockholder Representative entered into a sponsor support agreement (“Sponsor Support Agreement”), pursuant to which Sponsor agreed to, immediately prior to the Closing (a) assign and transfer to Onyx for cancellation 3,000,000 shares of Class F common stock and (b) assign and transfer to Onyx for cancellation 14,587,770 of its private placement warrants to purchase shares of Class A common stock, which excludes the 2,912,230 private placement warrants beneficially owned by certain institutional investors of the Sponsor; and further agreed that (i) if the amount of funds available in the Trust Account at Closing is less than $54,000,000, then immediately prior to Closing, the Sponsor shall surrender and forfeit up to a maximum of 3,250,000 shares of Class F common stock (the “Equity Reduction Shares”), pursuant to a calculation described in the Sponsor Support Agreement and (ii) if, and to the extent, that Legacy pays its transaction expenses from the Trust Account in excess of $16,400,000, then the Sponsor shall surrender and forfeit to Legacy up to a maximum of 3,250,000 shares of Class F common stock (the “Expense Reduction Shares”), pursuant to a calculation described in the Sponsor Support Agreement (but in no event shall the total number of shares of Class F common stock forfeited as Equity Reduction Shares and Expense Reduction Shares exceed 3,250,000 shares of Class F common stock). Under the terms of the Sponsor Support Agreement, the Sponsor will have the ability to earn back up to 50% of the sum of the number of Equity Reduction Shares and the number of Expense Reduction Shares based on the volume weighted average per share price of Legacy’s Class A common stock over a 730 calendar day period immediately following the Closing.

To exercise your redemption rights, you must tender your public shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], November [●], 2020). You may tender your public shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the amount in the Trust Account as of the record date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.3831 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on October 19, 2020 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed the Business Combination from November 20, 2020 to December 31, 2020, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate the Business Combination by November 20, 2020 in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as holders of such public shares (including the right to receive any further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Business Combination by November 20, 2020, the present extended date, or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders have waived their rights to receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the private placement warrants; however, our initial stockholders who have acquired public shares after our IPO will be entitled to monies from the Trust Account with respect to such public shares if we fail to complete the Business Combination by November 20, 2020 or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding Class A common stock and Class F common stock (which we refer to herein, collectively, as the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of the plan of our board of directors to extend the date by which we must consummate the Business Combination. Therefore, our board of directors will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment and the Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, our board of directors will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Our board of directors has fixed the close of business on October 19, 2020 as the date for determining the Company stockholders entitled to receive notice of and to have a vote counted at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s Class A common stock and Class F common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.

You are not being asked in this proxy statement to vote on the Business Combination. In a written consent dated September 18, 2020, a majority of stockholders voted to approve the Business Combination. For more information regarding the Business Combination, please refer to the Preliminary Business Combination Information Statement filed with the SEC on October 5, 2020.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” both of such proposals.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the Special Meeting. Whether or not you plan to virtually attend the Special Meeting, we urge you to read this material carefully and vote your shares.

BY ORDER OF THE BOARD OF DIRECTORS:

Cincinnati, Ohio	William C. Finn
October [●], 2020	Chief Financial Officer and Secretary

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If your shares are held in an account at a bank or brokerage firm, you must instruct your bank, broker or other nominee how to vote your shares. Your failure to vote or instruct your bank, broker or other nominee how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November [●], 2020: This notice of meeting and the accompanying proxy statement are available at [●].

Legacy Acquisition Corp.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2020

PROXY STATEMENT

This proxy statement is being furnished to the holders of Class A common stock, par value $0.0001 per share (the “Class A common stock”) and Class F common stock, par value $0.0001 per share (the “Class F common stock”) of the Company in connection with the solicitation by our board of directors of proxies to be voted at the special meeting (the “Special Meeting”) of Legacy Acquisition Corp., a Delaware corporation (the “Company,” “Legacy,” “we,” “us” or “our”), to be held on [●], November [●], 2020, at 10:00 a.m. Eastern Time. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related guidance federal, state and local governments have issued, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	[●]

Passcode for Telephone Access:	[●]

Webcast Access	[●]

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting. The Special Meeting is being held for stockholders to consider and vote upon the following proposals:

1.	To amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (our “Charter”), as amended by that amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated May 18, 2020, as further amended by that third amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated September 4, 2020, to extend the date by which the Company has to consummate a business combination (the “Extension”) from November 20, 2020 to December 31, 2020 (the “Extended Date”), a copy of which is attached to this proxy statement as Exhibit A, which we refer to as the “Extension Amendment Proposal”; and

2.	To amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of November 16, 2017, as amended by that amendment no. 1 to investment management trust agreement, dated October 22, 2019, as further amended by that amendment no. 2 to investment management trust agreement, dated May 18, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from November 20, 2020 to the Extended Date, a copy of which is attached to this proxy statement as Exhibit B, which we refer to as the “Trust Amendment Proposal”.

Our stockholders should note that we intend to hold the Special Meeting and, if approved, effect the Extension Amendment and the Trust Amendment only if we do not consummate the Business Combination (as defined below) by November 20, 2020.

On September 18, 2020, Legacy entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Excel Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company and directly owned subsidiary of Merger Sub 2 (“Merger Sub 1”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (“Onyx”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the stockholder representative pursuant to Section 11.16 of the Business Combination Agreement (the “Stockholder Representative”), pursuant to which (i) Merger Sub 1 will merge with and into Onyx (the “First Merger”), with Onyx surviving as a direct wholly-owned subsidiary of Merger Sub 2, and (ii) promptly following the First Merger, Onyx, as the surviving company of the First Merger, will merge with and into Merger Sub 2 (the “Second Merger”), whereupon the consummation of the Second Merger, Merger Sub 2 will be the surviving company and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Company. We refer to the transactions contemplated by the Business Combination Agreement as the “Business Combination.”

Following the closing of the Business Combination (the “Closing”), we will change our legal name from Legacy Acquisition Corp. to PARTS iD, Inc.

In connection with the Business Combination Agreement, Legacy agreed to use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding public warrants (as defined below) to (a) amend the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (the “Warrant Agreement”) to provide, among other things, that each outstanding public warrant will no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead will be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A common stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A common stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A common stock, and (b) to amend the Warrant Agreement to provide, among other things, that 2,912,230 private placement warrants (as defined below) issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of October 24, 2017, between Legacy and Sponsor (as defined below), and not owned by Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A common stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A common stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A common stock.

The purpose of the Extension Amendment is to provide additional time to complete the Business Combination. Our Charter provides that the Company has until November 20, 2020 to complete a business combination. While we believe the proposed Business Combination can be completed by November 20, 2020, certain factors, including without limitation, potential delays relating to regulatory or securities filings in connection with the Business Combination and certain related notice requirements, ongoing litigation brought by Onyx’s minority shareholders, as well as general socioeconomic volatility and disruption as a result of the COVID-19 pandemic and the upcoming U.S. presidential election on November 3, 2020, could delay the Closing of the Business Combination. The Extension provides Legacy and its stockholders time to expeditiously complete the Business Combination without the undue time pressures created by the aforementioned external factors. Accordingly, our board of directors has determined that it is in the best interests of our stockholders to provide an option for an extension of the date that the Company has to consummate the Business Combination to the Extended Date only if we are not able to consummate the Business Combination by November 20, 2020. Our stockholders should note that we intend to hold the Special Meeting and, if approved, effect the Extension Amendment and the Trust Amendment only if we do not to consummate the Business Combination by November 20, 2020. If the Extension Amendment is approved, the Extension is effected and the Business Combination is not consummated by November 20, 2020, Legacy intends to make the contribution (the “Contribution”) to Legacy’s Trust Account at the Closing of the Business Combination in an amount equal to $0.03 per share of Class A common stock issued in Legacy’s initial public offering that is not redeemed pursuant to the Election (as defined below). The Contribution will not accrue interest and will be paid in full at the Closing from the proceeds of the Business Combination. If the Contribution results in a change to the purchase price of Legacy’s shares of Class A common stock under the terms of the tender offer commenced on October 5, 2020 in connection with the proposed Business Combination, any such change will be made in accordance with the terms of the tender offer and the requirements of applicable law.

If our board of directors determines that we will not be able to consummate the Business Combination by the Extended Date or determines that completion of the Business Combination is not in the best interests of us or our stockholders, our board of directors would wind up our affairs and redeem 100% of the outstanding public shares (as defined below) in accordance with the same procedures that would be applicable if the Extension Amendment proposal is not approved. In addition, the public warrants and private placement warrants will expire without payment or other value.

In connection with the Extension Amendment, public stockholders (as defined below) may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Extension Amendment and Trust Amendment, including interest (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements) divided by the number of then outstanding public shares, subject to the limitations described herein, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal. An Election may also be made by public stockholders who do not vote, or do not instruct their bank, broker or other nominee how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Business Combination by November 20, 2020, the present extended date, or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. Our Sponsor, our officers and directors own an aggregate of 7,500,000 shares of our Class F common stock, that were issued prior to our IPO and our Sponsor owns 17,500,000 warrants, which we refer to as the “private placement warrants”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Concurrently with the execution of the Business Combination Agreement, Legacy, Sponsor and the Stockholder Representative entered into a sponsor support agreement (“Sponsor Support Agreement”), pursuant to which Sponsor agreed to, immediately prior to the Closing (a) assign and transfer to Onyx for cancellation 3,000,000 shares of Class F common stock and (b) assign and transfer to Onyx for cancellation 14,587,770 of its private placement warrants to purchase shares of Class A common stock, which excludes the 2,912,230 private placement warrants beneficially owned by certain institutional investors of the Sponsor; and further agreed that (i) if the amount of funds available in the Trust Account at Closing is less than $54,000,000, then immediately prior to Closing, the Sponsor shall surrender and forfeit up to a maximum of 3,250,000 shares of Class F common stock (the “Equity Reduction Shares”), pursuant to a calculation described in the Sponsor Support Agreement and (ii) if, and to the extent, that Legacy pays its transaction expenses from the Trust Account in excess of $16,400,000, then the Sponsor shall surrender and forfeit to Legacy up to a maximum of 3,250,000 shares of Class F common stock (the “Expense Reduction Shares”), pursuant to a calculation described in the Sponsor Support Agreement (but in no event shall the total number of shares of Class F common stock forfeited as Equity Reduction Shares and Expense Reduction Shares exceed 3,250,000 shares of Class F common stock). Under the terms of the Sponsor Support Agreement the Sponsor will have the ability to earn back up to 50% of the sum of the number of Equity Reduction Shares and the number of Expense Reduction Shares based on the volume weighted average per share price of Legacy’s Class A common stock over a 730 calendar day period immediately following the Closing.

The holders of our Class A common stock and Class F common stock are not being asked in this proxy statement to vote on the Business Combination. In a written consent dated September 18, 2020, a majority of stockholders voted to approve the Business Combination. Holders of public shares should refer to the Preliminary Business Combination Information Statement filed with the SEC on October 5, 2020 regarding the details of the Business Combination.

This proxy statement and the other proxy materials are first being made available on or about October [●], 2020 to all stockholders entitled to notice of, and to have a vote counted at, the Special Meeting. At the close of business on October 19, 2020, the record date for the Special Meeting, there were 6,122,699 shares of our Class A common stock, and 7,500,000 shares of our Class F common stock, issued and outstanding. Only the holders of record of our Class A common stock and Class F common stock as of the close of business on the record date are entitled to notice of, virtually attend and to have a vote counted at, the Special Meeting and any adjournment or postponement thereof.

Approval of the Extension Amendment and the Trust Amendment are both a condition to the implementation of the Extension, as well as the inability to consummate the Business Combination by November 20, 2020. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment and the Trust Amendment are approved, the amount remaining in the Trust Account after any redemptions may be only a small fraction of the approximately $63.80 million that was in the Trust Account estimated as of the record date. In such event, the Company may need to obtain additional funds to complete the Business Combination and there can be no assurance that such funds will be available on terms acceptable to the parties, or at all. Additionally, if the Extension Amendment and the Trust Amendment are approved, the Company’s warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate the Business Combination by November 20, 2020 in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as holders of the public shares (including the right to receive any further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Business Combination by November 20, 2020, the present extended date, or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the private placement warrants; however, our initial stockholders who have acquired public shares after our IPO will be entitled to monies from the Trust Account with respect to such public shares if we fail to complete the Business Combination by November 20, 2020 or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Although we will seek to have all vendors, service providers (except for our independent registered public accounting firm), prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account. In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will indemnify us and hold us harmless if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes and up to $750,000 to fund working capital requirements annually, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, then our Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that our Sponsor would be able to satisfy those obligations. We believe that our Sponsor’s only assets are securities of our Company. None of our other officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of the amount of interest which may be withdrawn to pay taxes and up to $750,000 to fund our working capital requirements annually, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their ability to tender their public shares in the Company’s tender offer commenced on October 5, 2020 in connection with the proposed Business Combination.

Under the Trust Amendment, the Company will amend the Trust Agreement to (i) permit the withdrawal of the Withdrawal Amount from the Trust Account and (ii) extend the date on which to liquidate the Trust Account to the Extended Date.

The record date for the Special Meeting is October 19, 2020. Record holders of shares of Legacy’s Class A common stock and Class F common stock at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 13,622,699 outstanding shares of Company common stock, including 6,122,699 public shares and 7,500,000 Founder Shares. The Company’s warrants do not have voting rights in connection with the Extension Amendment or the Trust Amendment.

This proxy statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $[●]. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will decrease the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate the Business Combination.

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FREQUENTLY USED TERMS

Unless otherwise stated in this proxy statement, references to:

●	“Business Combination” are to the (i) merger of Merger Sub 1 with and into Onyx, whereupon the consummation of the First Merger, Merger Sub 1 will cease to exist and Onyx will become a subsidiary of Merger Sub 2 and an indirect subsidiary of the Company (the “First Surviving Company”), and (ii) promptly following the First Merger, the merger of the First Surviving Company with an into Merger Sub 2, whereupon the consummation of the Second Merger, Merger Sub 2 will be the surviving company and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Company (the “Surviving Corporation”), each such merger on the terms and subject to the conditions described in the Business Combination Agreement;

●	“Business Combination Agreement” are to that certain Business Combination Agreement, dated September 18, 2020, by and among Legacy, Merger Sub 1, Merger Sub 2, Onyx and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the stockholder representative pursuant to Section 11.16 of the Business Combination Agreement;

●	“Preliminary Business Combination Information Statement” are to the preliminary information statement on Schedule 14C filed with the SEC on October 5, 2020, which relates to the Business Combination Agreement and the transactions contemplated thereby, including without limitation, the Business Combination;

●	“Charter” are to our Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on November 16, 2017, as corrected by the Certificate of Correction to the Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on November 20, 2017 and as amended by the Amendment to the Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on October 22, 2019, as further amended by the Second Amendment to the Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on May 18, 2020, as further amended by the Third Amendment to the Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on September 4, 2020, as may be further amended from time to time;

●	“Class A common stock” are to shares of our Class A common stock, par value $0.0001 per share;

●	“Class F common stock” are to shares of our Class F common stock, par value $0.0001 per share;

●	“Closing” are to the closing of the Business Combination;

●	“Founder Shares” are to shares of our Class F common stock initially purchased by our Sponsor in a private placement prior to our initial public offering, after giving effect to a 1.5-for-1 stock split in the form of a dividend effectuated on September 18, 2017;

●	“initial stockholders” are to holders of our Founder Shares prior to our initial public offering;

●	“IPO” or “initial public offering” are to our initial public offering of our securities that we completed on November 21, 2017;

●	“Legacy,” “we,” “us,” “Company,” “our Company” are to Legacy Acquisition Corp., a Delaware corporation;

●	“NYSE” are to the New York Stock Exchange;

●	“private placement warrants” are to the warrants issued to our Sponsor in a private placement that occurred simultaneously with the closing of our initial public offering;

●	“public shares” are to shares of our Class A common stock initially sold as part of the units in our initial public offering (whether they were purchased in our initial public offering or thereafter in the open market);

●	“public stockholders” are to the holders of our public shares, including our initial stockholders and management team to the extent they purchased public shares;

●	“Preliminary Business Combination Information Statement” are to the preliminary information statement on Schedule 14C filed with the SEC on October 5, 2020, which relates to the Business Combination Agreement and the transactions contemplated thereby, including without limitation, the Business Combination;

●	“Private Warrant Amendment” are to the amendment to the Warrant Agreement to provide, among other things, that 2,912,230 private placement warrants issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of October 24, 2017, between Legacy and Sponsor, and not owned by Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A common stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A common stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A common stock.

●	“Public Warrant Amendment” are to the amendment to the Warrant Agreement to provide, among other things, that each outstanding public warrant will no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead will be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A common stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A common stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A common stock.

●	“public warrants” are to the redeemable warrants sold as part of the units in our initial public offering (whether they were purchased in the initial public offering or thereafter in the open market);

●	“Sponsor” is to Legacy Acquisition Sponsor I LLC, a Delaware limited liability company;

●	“warrants” are to our redeemable warrants, which include the public warrants as well as the private placement warrants to the extent they are no longer held by the initial purchasers of the private placement warrants or their permitted transferees;

●	“Warrant Agreement” are to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017; and

●	“Warrant Amendments” are to the Public Warrant Amendment and the Private Warrant Amendment.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These forward-looking statements relate to our expectations for the implementation of the Extension in the event the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this proxy statement and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how your vote should be cast or in voting your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

RISK FACTORS

For risk factors specifically related to the Business Combination, please refer to the section entitled “Risk Factors” in the Preliminary Business Combination Information Statement filed with the SEC on October 5, 2020.

The NYSE may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units are listed on the NYSE and began trading on November 16, 2017. On November 27, 2017, we announced that holders of our units could elect to separately trade our Class A common stock and our public warrants included in the units. On November 30, 2017, our Class A common stock and our public warrants began trading on the NYSE under the symbols “LGC” and “LGC.WS,” respectively. We cannot assure you that our securities will continue to be listed on the NYSE in the future or prior to our initial business combination. In order to continue listing our securities on the NYSE prior to our initial business combination, we must maintain certain financial, distribution and stock price levels. Generally, we must maintain a minimum number of holders of our securities (200 round lot shareholders). Furthermore, in connection with the Business Combination, we will be required to demonstrate compliance with the NYSE’s initial listing requirements, which are more rigorous than the NYSE’s continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE. For instance, our stock price would generally be required to be at least $4 per share. We cannot assure you that we will be able to continue to meet the continued listing required prior to completing the Business Combination or to meet the initial listing requirements in connection with the Business Combination. Additionally, pursuant to Section 102.06(e) of the NYSE Listed Company Manual, the NYSE may commence delisting procedures if the Business Combination is not consummated by three years from the closing of the initial public offering, or November 20, 2020. Accordingly, if the Business Combination is not consummated by November 20, 2020 and the Extension Amendment is effected, we may be delisted from the NYSE.

If the NYSE delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A common stock is a “penny stock,” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the second trading market for our securities;

●	a limited amount of new and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A common stock and public warrants are listed on the NYSE, the units, Class A common stock and public warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

There is no guarantee that your decision whether or not to redeem your public shares will put you in a better future economic position.

We can give no assurance as to the price at which you may be able to sell your public shares in the future following the completion of the redemption offer. Certain future events may cause an increase in the price of our public shares, and may result in a lower value realized now than you might realize in the future had you not agreed to redeem your public shares. Similarly, if you do not redeem your public shares, you will continue to bear the risk of ownership of your public shares after the consummation of the Business Combination, and there can be no assurance that you will be able to sell your public shares in the future at a higher price than the purchase price per public share available under the redemption offer. You should consult your own individual tax and/or financial advisor for assistance on how this may affect your individual situation.

If you are a non-U.S. Holder, you may be subject to U.S. withholding tax on the redemption.

Public stockholders who exercise their redemption rights to receive cash from the Trust Account in exchange for their public shares generally will be required to treat the transaction as a sale of such shares. The redemption, however, may be treated as a distribution if it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in Legacy. It is important to note that the Section 318 of the Internal Revenue Code (the “Code”) attribution or constructive ownership of stock rules apply when testing redemption treatment under Section 302(b). If there is attribution sufficient to cause the redemption to be treated instead under the Section 301 distribution rules which breaks nonliquidating corporate distributions into a dividend (to the extent of Legacy’s current and accumulated earnings and profits), a nontaxable return of capital, and any remaining portion treated as a gain from the sale of public shares. If you are a non-U.S. Holder, you may be subject to withholding tax on any part of the redemption treated as a dividend, which may include the full amount of the redemption.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:	What is being voted on at the Special Meeting?

A:	You are being asked to vote on:

●	a proposal to amend our Charter to extend the date by which we have to consummate a business combination from November 20, 2020 to the Extended Date, a copy of which is attached as Exhibit A to this proxy statement and as more fully described herein; and

●	a proposal to amend our Trust Agreement to extend the date on which to commence liquidating the Trust Account established in connection with our IPO in the event we have not consummated a business combination from November 20, 2020 to the Extended Date, a copy of which is attached as Exhibit B to this proxy statement and as more fully described herein.

Our stockholders should note that we intend to hold the Special Meeting and, if approved, effect the Extension Amendment and the Trust Amendment only if we do not consummate the Business Combination by November 20, 2020.

Should we elect to extend the date by which we have to consummate the Business Combination to the Extended Date, we will publicly announce our decision no later than the close of business on November 20, 2020. If our board of directors determines that we will not be able to consummate the Business Combination by the Extended Date or determines that completion of the Business Combination is not in the best interests of us or our stockholders, our board of directors would wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendment proposal is not approved.

The Extension Amendment and the Trust Amendment are essential to the overall implementation of the plan of our board of directors to have the option to extend the date that we have to complete the Business Combination. Approval of the Extension Amendment and the Trust Amendment are both a condition to the implementation of the Extension, as well as the inability to consummate the Business Combination by November 20, 2020.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment will constitute consent for us to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment is approved, the Extension is effected and the Business Combination is not consummated by November 20, 2020, Legacy intends to make the Contribution to Legacy’s Trust Account in an amount equal to $0.03 per share of Class A common stock issued in Legacy’s initial public offering that is not redeemed pursuant to the Election. The Contribution will not accrue interest and will be paid in full at the Closing from the proceeds of the Business Combination.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and the Trust Amendment.

Q:	Why am I receiving this proxy statement?

A:	You are being asked to vote on:

●	a proposal to amend our Charter to extend the date by which we have to consummate the Business Combination from November 20, 2020 to the Extended Date, a copy of which is attached as Exhibit A to this proxy statement and as more fully described herein; and

●	a proposal to amend our Trust Agreement to extend the date on which to commence liquidating the Trust Account established in connection with our IPO in the event we have not consummated the Business Combination from November 20, 2020 to the Extended Date, a copy of which is attached as Exhibit B to this proxy statement and as more fully described herein.

Our stockholders should note that we intend to hold the Special Meeting and, if approved, effect the Extension Amendment and the Trust Amendment only if we do not consummate the Business Combination by November 20, 2020.

On September 18, 2020, Legacy entered into the Business Combination Agreement pursuant to which (i) Merger Sub 1 will merge with and into Onyx, with Onyx surviving as a direct wholly-owned subsidiary of Merger Sub 2, and (ii) promptly following the First Merger, Onyx, as the First Surviving Company of the First Merger, will merge with and into Merger Sub 2, whereupon the consummation of the Second Merger, Merger Sub 2 will be the Surviving Corporation and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Legacy.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment will constitute consent for us to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Business Combination (or, if terminated, an alternative business combination) on or before the Extended Date.

If the Extension Amendment is approved, the Extension is effected, and the Business Combination is not consummated by November 20, 2020, Legacy intends to make the Contribution to Legacy’s Trust Account in an amount equal to $0.03 per share of Class A common stock issued in Legacy’s initial public offering that is not redeemed pursuant to the Election. The Contribution will not accrue interest and will be paid in full at the Closing from the proceeds of the Business Combination.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and the Trust Amendment.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account after any redemptions may be only a small fraction of the approximately $63.80 million that was in the Trust Account estimated as of the record date. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties, or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate the Business Combination by November 20, 2020 in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as holders of the public shares (including the right to receive any further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Business Combination by November 20, 2020, the present extended date, or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the private placement warrants; however, our initial stockholders who have acquired public shares after our IPO will be entitled to monies from the Trust Account with respect to such public shares if we fail to complete the Business Combination by November 20, 2020 or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Q:	Why is Legacy proposing the Extension Amendment and the Trust Amendment?

A:	Our Charter provides that Legacy has until November 20, 2020 to complete a business combination. On September 18, 2020, Legacy entered into the Business Combination Agreement pursuant to which (i) Merger Sub 1 will merge with and into Onyx, with Onyx surviving as a direct wholly-owned subsidiary of Merger Sub 2, and (ii) promptly following the First Merger, Onyx, as the First Surviving Company of the First Merger, will merge with and into Merger Sub 2, whereupon the consummation of the Second Merger, Merger Sub 2 will be the Surviving Corporation and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Legacy.

Following the Closing, we will change our legal name from Legacy Acquisition Corp. to PARTS iD, Inc.

In connection with the Business Combination Agreement, Legacy agreed to use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding public warrants to (a) amend the Warrant Agreement to provide, among other things, that each outstanding public warrant will no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead will be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A common stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A common stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A common stock, and (b) to amend the Warrant Agreement to provide, among other things, that 2,912,230 private placement warrants issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of October 24, 2017, between Legacy and Sponsor, and not owned by Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A common stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A common stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A common stock.

The purpose of the Extension Amendment is to provide additional time to complete the Business Combination. Our Charter provides that the Company has until November 20, 2020 to complete a business combination. While we believe the proposed Business Combination can be completed by November 20, 2020, certain factors, including without limitation, potential delays relating to regulatory or securities filings in connection with the Business Combination and certain related notice requirements, ongoing litigation brought by Onyx’s minority shareholders, as well as general socioeconomic volatility and disruption as a result of the COVID-19 pandemic and the upcoming U.S. presidential election on November 3, 2020, could delay the Closing of the Business Combination. The Extension provides Legacy and its stockholders time to expeditiously complete the Business Combination without the undue time pressures created by the aforementioned external factors. Accordingly, our board of directors has determined that it is in the best interests of our stockholders to provide an option for an extension of the date that the Company has to consummate the Business Combination to the Extended Date only if we are not able to consummate the Business Combination by November 20, 2020. Our stockholders should note that we intend to hold the Special Meeting and, if approved, effect the Extension Amendment and the Trust Amendment only if we do not consummate the Business Combination by November 20, 2020. If the Extension Amendment is approved the Extension is effected, and the Business Combination is not consummated by November 20, 2020, Legacy intends to make the Contribution to Legacy’s Trust Account in an amount equal to $0.03 per share of Class A common stock issued in Legacy’s initial public offering that is not redeemed pursuant to the Election. The Contribution will not accrue interest and will be paid in full at the Closing from the proceeds of the Business Combination. If the Contribution results in a change to the purchase price of Legacy’s shares of Class A common stock under the terms of the tender offer commenced on October 5, 2020 in connection with the proposed Business Combination, any such change will be made in accordance with the terms of the tender offer and the requirements of applicable law.

You are not being asked in this proxy statement to vote on the Business Combination. In a written consent dated September 18, 2020, a majority of stockholders voted to approve the Business Combination. For more information regarding the Business Combination, please refer to the Preliminary Business Combination Information Statement filed with the SEC on October 5, 2020.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	The Company’s board of directors believes stockholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment to extend the date by which the Company has to complete the Business Combination until the Extended Date and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment. The Extension would give the Company additional time to complete the Business Combination.

Our board of directors recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.

Q:	Why should I vote “FOR” the Trust Amendment Proposal?

A:	As discussed above, our board of directors believes that stockholders will benefit from the Company consummating the Business Combination, and approval of the Trust Amendment is a condition to the implementation of the Extension Amendment, as well as the inability to consummate the Business Combination by November 20, 2020.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal and the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements), divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and we are not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with the Business Combination. Assuming the Extension Amendment is approved and implemented, we will have until the Extended Date to complete the Business Combination.

Our board of directors recommends that you vote in favor of the Trust Amendment, but expresses no opinion as to whether you should redeem your public shares.

Q:	When would the board of directors abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A:	Our board of directors will abandon the Extension Amendment Proposal and the Trust Amendment Proposal if our stockholders do not approve both the Extension Amendment and the Trust Amendment, or if the Business Combination is consummated by November 20, 2020. In addition, notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, our board of directors will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Q:	How do the Company insiders intend to vote their shares?

A:	Our Sponsor and all of our directors, executive officers, and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares that they may then own) in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 55% of our issued and outstanding shares of common stock consisting of all of the Founder Shares. Our Sponsor, our directors, executive officers, and their respective affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal and the Trust Amendment Proposal.

Q:	What vote is required to adopt the Extension Amendment Proposal?

A:	Approval of the Extension Amendment Proposal requires the affirmative vote of at least 65% of the Company’s outstanding shares of Class A common stock and Class F common stock, voting together as a single class. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment, as well as the inability to consummate the Business Combination by November 20, 2020.

Q:	What vote is required to approve the Trust Amendment Proposal?

A:	Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the Company’s outstanding shares of Class A common stock and Class F common stock, voting together as a single class. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment, as well as the inability to consummate the Business Combination by November 20, 2020.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than the extension to the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination, although it may determine to do so in the future.

Q:	What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:	If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by November 20, 2020, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as holders of the public shares (including the right to receive any further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Business Combination by November 20, 2020, the present extended date, or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the private placement warrants; however, our initial stockholders who have acquired public shares after our IPO will be entitled to monies from the Trust Account with respect to such public shares if we fail to complete the Business Combination by November 20, 2020 or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Q:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and we do not consummate the Business Combination by November 20, 2020, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Exhibit A hereto to extend the time by which it must complete the Business Combination until the Extended Date. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, public shares and public warrants will remain publicly traded. The Company will continue to work to consummate the Business Combination by the Extended Date.

If our board of directors determines that we will not be able to consummate the Business Combination by the Extended Date or determines that completion of the Business Combination is not in the best interests of us or our stockholders, our board of directors would wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendment proposal is not approved.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, to the extent any public stockholders have elected to have their public shares redeemed, the associated Withdrawal Amount will be removed from the Trust Account and will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our officers and directors and our other initial stockholders as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, our board of directors will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Q:	What happens to the warrants if the Extension Amendment and the Trust Amendment are not approved?

A:

If the Extension Amendment and the Trust Amendment are not approved and we have not consummated the Business Combination by November 20, 2020, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as holders of the public shares (including the right to receive any further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Business Combination by November 20, 2020, the present extended date, or if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Q:	What happens to the warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

A:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate the Business Combination until the Extended Date. The public warrants will remain outstanding in accordance with their terms.

Q:	Who is entitled to have a vote counted at the Special Meeting?

A:	You can have a vote counted at the Special Meeting if, as of the close of business on October 19, 2020, the record date for the Special Meeting, you were a stockholder of record of the Company’s Class A common stock or Class F common stock. As of the record date, there were 6,122,699 shares of our Class A common stock and 7,500,000 shares of our Class F common stock outstanding.

Q:	What is the quorum requirement for the Special Meeting?

A:	A quorum of stockholders is necessary to hold a valid meeting of stockholders. A quorum will be present at the Special Meeting if at least a majority of the outstanding shares of Class A common stock and Class F common stock on the record date are represented by stockholders present at the meeting by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, broker or other nominee). Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting may adjourn the Special Meeting to another date.

As of the record date for the Special Meeting, 6,811,350 shares of our common stock would be required to achieve a quorum.

Q:	How are votes counted?

A:	For each of the Extension Amendment Proposal and the Trust Amendment Proposal, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will have the same effect as a vote “AGAINST” such proposal.

If you provide specific instructions with regard to a proposal, your shares will be voted as you instruct on such proposal. If no instructions are indicated on a properly executed proxy card, the shares will be voted as recommended by our board of directors. (See “What will happen if I submit my proxy but do not vote on a proposal?” for additional information.)

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.

Q:	What vote is required to approve the Extension Amendment Proposal and the Trust Amendment Proposal?

A:	Each of the Extension Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of at least 65% of the Company’s outstanding shares of Class A common stock and Class F common stock, voting together as a single class.

Accordingly, a Company stockholder’s failure to vote by proxy or an abstention with respect to the Extension Amendment Proposal or Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

Q:	What are the voting rights of each class of stock?

A:	For each proposal, stockholders are entitled to cast one vote for each share of Class A common stock held as of the record date and one vote for each share of Class F common stock held as of the record date. There are no cumulative voting rights.

Q:	Does the board of directors recommend voting for the approval of the Extension Amendment Proposal and the Trust Amendment Proposal?

A:	Yes. After careful consideration of the terms and conditions of these proposals, our board of directors has determined that providing our stockholders with an option for the Extension Amendment and the Trust Amendment are in the best interests of the Company and its stockholders. The board of directors recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal.

Q:	How do I gain admission to the Special Meeting?

A:	Due to the public health impact of the coronavirus (COVID-19) pandemic and the related guidance federal, state and local governments have issued, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	[●]

Passcode for Telephone Access:	[●]

Webcast Access	[●]

Please monitor the Special Meeting website at [●] for updated information. As always, we encourage you to vote your shares prior to the Special Meeting.

If you are a registered stockholder and did not receive a proxy card, please call, William C. Finn, our Secretary at (513) 618-7161 to request admission to the meeting.

Q:	What is the difference between a registered stockholder and a stockholder who owns stock in street name?

A:	If you hold shares of Class A common stock or Class F common stock directly in your name, you are a registered stockholder. If you own your Company shares indirectly through a bank, broker, or other nominee, those shares are held in street name.

Q:	Can I vote my shares before the Special Meeting?

A:	Yes. If you are a registered stockholder, you may vote your shares before the Special Meeting by mail. You can vote your shares by mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If your shares are held in street name, your bank, broker or other nominee should provide you with a voting instruction form that contains our proxy materials and instructions on how to vote online or to request a paper or email copy of our proxy materials.

Please see the information your bank, broker or other nominee provided you for more information on these voting options.

Q:	Can I vote live at the Special Meeting instead of by proxy?

A:	No, stockholders will not have the option to vote during the Special Meeting. All votes must be submitted by mail or online prior to the Special Meeting. To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004, Attn: Mark Zimkind. To be valid, proxy cards must be received before the start of the Special Meeting.

Whether or not you plan to virtually participate in the Special Meeting, we strongly encourage you to vote your shares by proxy before the Special Meeting.

Q:	Can I revoke my proxy or change my voting instructions once submitted?

A:	If you are a registered stockholder, you can revoke your proxy and change your vote before the Special Meeting by:

●	Sending a written notice of revocation to our corporate headquarters to the attention of our Secretary (the notification must be received by 11:59 p.m. EDT on November [●], 2020). The notice should be addressed as follows:

1308 Race Street, Suite 200

Cincinnati, Ohio 45202

Attn: Secretary

●	Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the Special Meeting).

If your shares are held in street name, you should contact your bank, broker or other nominee about revoking your voting instructions and changing your vote before the Special Meeting.

Q:	What will happen if I submit my proxy but do not vote on a proposal?

A:	If you submit a valid proxy but fail to provide instructions on how you want your shares to be voted, properly submitted proxies will be voted:

●	“FOR” the Extension Amendment Proposal; and

●	“FOR” the Trust Amendment Proposal.

Q:	What will happen if I do not submit my proxy?

A:	If you are a registered stockholder, your shares will not be voted.

If your shares are held in street name, your bank, broker or other nominee does not have discretionary authority to vote your shares on the Extension Amendment Proposal and the Trust Amendment Proposal and your shares cannot be voted by your bank, broker or other nominee without your instructions.

Accordingly, your failure to vote or a broker non-vote with respect to the Extension Amendment Proposal or Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

Q:	What do I do if I do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved?

A:	If you do not want the Extension Amendment Proposal or Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals.

Q:	What does it mean if I receive more than one set of materials?

A:	You probably have multiple accounts with us and/or banks, brokers or other nominees. You should vote all of the shares represented by the proxy cards and/or voting instruction forms. Certain banks, brokers or other nominees have procedures in place to discontinue duplicate mailings upon a stockholder’s request. You should contact your bank, broker or other nominee for more information.

Q:	How many shares must be present to conduct business at the Special Meeting?

A:	To carry on the business of the Special Meeting, holders of shares of our outstanding capital stock representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to have a vote counted at such meeting shall constitute a quorum for the transaction of business at the Special Meeting.

Q:	Are abstentions and broker non-votes counted in the vote totals?

A:	A broker non-vote occurs when shares held by a bank, broker or other nominee are not voted with respect to a particular proposal because the bank, broker or other nominee does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your bank, broker or other nominee holds your shares in its name and you do not instruct your bank, broker or other nominee how to vote, your bank, broker or other nominee will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a bank, broker or other nominee who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. When a bank, broker or other nominee is unable to vote shares for this reason, it is called a “broker non-vote.” At our Special Meeting, the Extension Amendment Proposal and the Trust Amendment Proposal are not routine and cannot be voted by your bank, broker or other nominee without your instructions.

Broker non-votes and abstentions by stockholders from voting (including banks, brokers or other nominees holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. A broker non-vote or abstention with respect to the Extension Amendment Proposal or Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:	Our Sponsor, directors and officers and other initial stockholders have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 7,500,000 Founder Shares (purchased for $25,000) and 17,500,000 private placement warrants (purchased for $8.75 million), which would expire worthless if the Business Combination is not consummated, and the possibility of future compensatory arrangements.

Concurrently with the execution of the Business Combination Agreement, Legacy, Sponsor and the Stockholder Representative entered into the Sponsor Support Agreement pursuant to which Sponsor agreed to, immediately prior to the Closing (a) assign and transfer to Onyx for cancellation 3,000,000 shares of Class F common stock and (b) assign and transfer to Onyx for cancellation 14,587,770 of its private placement warrants to purchase shares of Class A common stock, which excludes the 2,912,230 private placement warrants beneficially owned by certain institutional investors of the Sponsor; and further agreed that (i) if the amount of funds available in the Trust Account at Closing is less than $54,000,000, then immediately prior to Closing, the Sponsor shall surrender and forfeit up to a maximum of 3,250,000 shares of Class F common stock, pursuant to a calculation described in the Sponsor Support Agreement and (ii) if, and to the extent, that Legacy pays its transaction expenses from the Trust Account in excess of $16,400,000, then the Sponsor shall surrender and forfeit to Legacy up to a maximum of 3,250,000 shares of Class F common stock, pursuant to a calculation described in the Sponsor Support Agreement (but in no event shall the total number of shares of Class F common stock forfeited as Equity Reduction Shares and Expense Reduction Shares exceed 3,250,000 shares of Class F common stock). Under the terms of the Sponsor Support Agreement the Sponsor will have the ability to earn back up to 50% of the sum of the number of Equity Reduction Shares and the number of Expense Reduction Shares based on the volume weighted average per share price of Legacy’s Class A common stock over a 730 calendar day period immediately following the Closing. See the section entitled “Special Meeting of Stockholders —Interests of the Company’s Sponsor, Directors and Officers”.

Q:	Do I have appraisal rights if I object to the Extension Amendment and the Trust Amendment?

A:	Our stockholders do not have appraisal rights in connection with the Extension Amendment or the Trust Amendment under the DGCL.

Q:	Will any other business be transacted at the meeting? If so, how will my proxy be voted?

A:	Management does not know of any business to be transacted at the Special Meeting other than those matters described in this proxy statement. However, should any other matters properly come before the meeting, and any adjournments or postponements thereof, shares with respect to which voting authority has been granted to the proxies will be voted by the proxies in accordance with their judgment.

Q:	How do I redeem my shares of Class A common stock?

A:	If the Extension is implemented, our public stockholders may seek to redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements), divided by the number of then outstanding public shares. Public stockholders may exercise their redemption rights regardless of whether such public stockholders were holders as of the record date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern daylight time on November [●], 2020 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

Q:	Who will pay the cost of soliciting votes for the Special Meeting?

A:	We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $[●]. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will decrease the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate the Business Combination.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this proxy statement, including the exhibits, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Legacy Acquisition Corp.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202
Attn: Secretary
Telephone: (513) 618-7161

You may also contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Individuals, call (800) 662-5200,
Banks and brokers, call (203) 658-9400
Email: LGC.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

SPECIAL MEETING OF STOCKHOLDERS

General

This proxy statement is being furnished to the holders of Class A common stock and Class F common stock of the Company in connection with the solicitation by our Board of Directors of proxies to be voted at the special meeting of stockholders of the Company (the “Special Meeting”) to be held on [●], November [●], 2020, at 10:00 a.m. Eastern Time. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related guidance federal, state and local governments have issued, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	[●]

Passcode for Telephone Access:	[●]

Webcast Access	[●]

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement and the other proxy materials are first being made available on or about October [●], 2020 to all stockholders entitled to notice of, and to have a vote counted at, the Special Meeting. At the close of business on October 19, 2020, the record date for the Special Meeting, there were 6,122,699 shares of Class A common stock and 7,500,000 shares of Class F common stock outstanding. Only the holders of record of our Class A common stock and Class F common stock as of the close of business on the record date are entitled to notice of, virtually attend and to have a vote counted at, the Special Meeting and any adjournment or postponement thereof.

Date, Time and Place of Special Meeting

The Special Meeting will be held at 10:00 a.m., Eastern Time, on [●], November [●], 2020, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related guidance federal, state and local governments have issued, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	[●]

Passcode for Telephone Access:	[●]

Webcast Access	[●]

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized below and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our common stock at the close of business on October 19, 2020, which is the record date for the Special Meeting. For each proposal, you are entitled to one vote for each share of Class A common stock that you hold as of the record date and one vote for each share of Class F common stock that you hold as of the record date. There are no cumulative voting rights.

If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker, or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 6,122,699 shares of Class A common stock and 7,500,000 shares of Class F common stock outstanding. As of the record date, all of the shares of Class F common stock were held by our Sponsor.

Proposals at the Special Meeting

At the Special Meeting, our stockholders will vote on the following proposals:

1.	A proposal to amend the Company’s amended and restated certificate of incorporation, as amended by that amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated May 18, 2020, as further amended by that third amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated September 4, 2020, to extend the date by which the Company has to consummate the Business Combination from November 20, 2020 to the Extended Date, a copy of which is attached as Exhibit A to this proxy statement and as more fully described herein; and

2.	A proposal to amend the Company’s investment management trust agreement, dated as of November 16, 2017, as amended by that amendment no. 1 to investment management trust agreement, dated October 22, 2019, as further amended by that amendment no. 2 to investment management trust agreement, dated May 18, 2020, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date on which to commence liquidating the Trust Account established in connection with the Company’s initial public offering in the event the Company has not consummated the Business Combination from November 20, 2020 to the Extended Date, a copy of which is attached as Exhibit B to this proxy statement and as more fully described herein.

Our stockholders should note that we intend to hold the Special Meeting and, if approved, effect the Extension Amendment and the Trust Amendment only if the Business Combination is not consummated by November 20, 2020.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT
PROPOSAL.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if, the holders of shares of our outstanding Class A common stock and Class F common stock, representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to have a vote counted at such meeting is represented by proxy.

Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires, at a meeting at which a quorum is present, the affirmative vote of at least 65% of the Company’s outstanding shares of Class A common stock and Class F common stock, voting together as a single class. Approval of the Trust Amendment is a condition to the implementation of the Extension Amendment, as well as the inability to consummate the Business Combination by November 20, 2020.

A stockholder’s failure to vote by proxy at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Failure to vote by proxy or an abstention from voting on the Extension Amendment Proposal or the Trust Amendment Proposal will also have the same effective as a vote “AGAINST” such proposal.

Recommendation to Stockholders

Our board of directors believes that each of the Extension Amendment Proposal and the Trust Amendment Proposal is in the best interests of Legacy and its stockholders and recommends that its stockholders vote “FOR” each of the proposals to be presented at the Special Meeting.

Vote of the Company’s Sponsor, Directors and Officers

Our Sponsor and all of our directors, executive officers, and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares that they may then own) in favor of the Extension Amendment and the Trust Amendment. Currently, our Sponsor and our officers and directors own approximately 55% of our issued and outstanding shares of common stock consisting of all of the Founder Shares. Our Sponsor, our directors and executive officers, and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment and the Trust Amendment.

Interests of the Company’s Sponsor, Directors and Officers

When you consider the recommendation of our board of directors to vote for the Extension Amendment Proposal or the Trust Amendment Proposal presented at the Special Meeting, you should be aware that aside from its interest as a stockholder, our Sponsor and certain of its affiliates and certain members of our board of directors and officers have interests in Legacy that are different from, or in addition to, the interests of our stockholders generally. Our board of directors was aware of and considered these interests, among other matters, in evaluating the Extension Amendment Proposal and the Trust Amendment Proposal and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting. Stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal or the Trust Amendment Proposal presented at the Special Meeting. These interests include, among other things:

●	Our Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed business combination;

●	Our Sponsor, directors and executive officers and other initial stockholders hold 7,500,000 Founder Shares (purchased for $25,000) and 17,500,000 private placement warrants (purchased for $8.75 million), which would expire worthless if a business combination is not consummated by November 20, 2020, the present extended date, unless such date is extended by the Extension Amendment, as well as the possibility of future compensatory arrangements. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and private placement warrants, such Founder Shares and private placement warrants had an aggregate market value of approximately $[●] based on the last sale price of our Class A common stock of $[●] and warrants of $[●], respectively, on the NYSE on October 19, 2020;

●	Concurrently with the execution of the Business Combination Agreement, Legacy, Sponsor and the Stockholder Representative entered into the Sponsor Support Agreement pursuant to which Sponsor agreed to, immediately prior to the Closing (a) assign and transfer to Onyx for cancellation 3,000,000 shares of Class F common stock and (b) assign and transfer to Onyx for cancellation 14,587,770 of its private placement warrants to purchase shares of Class A common stock, which excludes the 2,912,230 private placement warrants beneficially owned by certain institutional investors of the Sponsor; and further agreed that (i) if the amount of funds available in the Trust Account at Closing is less than $54,000,000, then immediately prior to Closing, the Sponsor shall surrender and forfeit up to a maximum of 3,250,000 shares of Class F common stock, pursuant to a calculation described in the Sponsor Support Agreement and (ii) if, and to the extent, that Legacy pays its transaction expenses from the Trust Account in excess of $16,400,000, then the Sponsor Shall surrender and forfeit to Legacy up to a maximum of 3,250,000 shares of Class F common stock, pursuant to a calculation described in the Sponsor Support Agreement (but in no event shall the total number of shares of Class F common stock forfeited as Equity Reduction Shares and Expense Reduction Shares exceed 3,250,000 shares of Class F common stock). Under the terms of the Sponsor Support Agreement the Sponsor will have the ability to earn back up to 50% of the sum of the number of Equity Reduction Shares and the number of Expense Reduction Shares based on the volume weighted average per share price of Legacy’s Class A common stock over a 730 calendar day period immediately following the Closing;

●	Our Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares if we fail to complete a business combination by November 20, 2020, unless such date is extended by the Extension Amendment;

●	If the Trust Account is liquidated, including in the event we are unable to complete the Business Combination by November 20, 2020, unless such date is extended by the Extension Amendment, our Sponsor has agreed that it will indemnify us and hold us harmless if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes and up to $750,000 to fund working capital requirements annually, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act;

●	Our Sponsor, directors and executive officers will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if the Business Combination is not consummated by November 20, 2020, unless such date is extended by the Extension Amendment;

●	All rights specified in our Charter relating to the right of our directors and officer to be indemnified by us, and of our directors and officers to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Business Combination. If the Business Combination is not approved and we liquidate, we will not be able to perform our obligations to our directors and officers under those provisions;

●	None of our executive officers or directors has received any cash compensation for services rendered to Legacy. All of the current members of our board of directors are expected to continue to serve as directors at least through the date of the Special Meeting and Edwin Rigaud, Darryl McCall and Richard White are expected to be directors of PARTS iD, Inc. after the Closing; and

●	Our Sponsor, our directors and executive officers, and any entity with which they are affiliated, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if the Business Combination is not completed.

Broker Non-Votes and Abstentions

A broker non-vote occurs when shares held by a bank, broker or other nominee are not voted with respect to a particular proposal because the bank, broker or other nominee does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your bank, broker or other nominee holds your shares in its name and you do not instruct your bank, broker or other nominee how to vote, your bank, broker or other nominee will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a bank, broker or other nominee who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our Special Meeting, neither the Extension Amendment Proposal nor the Trust Amendment Proposal is a routine matter. Accordingly, your bank, broker or other nominee will not have discretion to vote on the Extension Amendment Proposal or the Trust Amendment Proposal, as these are a “non-routine” matters.

Broker non-votes and abstentions by stockholders from voting (including banks, brokers or other nominees holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. A broker non-vote or abstention with respect to the Extension Amendment Proposal or Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

Voting Your Shares — Registered Holders

If you are a registered stockholder, you may vote by mail prior to the start of the Special Meeting. Each share of our common stock that you own in your name entitles you to one vote on the proposal on which you are entitled to have a vote counted at the Special Meeting. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related guidance federal, state and local governments have issued, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	[●]

Passcode for Telephone Access:	[●]

Webcast Access	[●]

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting.

Voting by Mail.    You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign, date and return the proxy card even if you plan to virtually attend the Special Meeting, because you will not be able to vote your shares during the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Extension Amendment Proposal and the Trust Amendment Proposal. Votes submitted by mail must be received by 11:59 p.m., Eastern Time, on November [●], 2020.

Voting Your Shares — Beneficial Owners

If your shares are held in an account at a bank, brokerage firm, or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement is being sent to you by that bank, broker, or other nominee. The bank, broker, or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your bank, broker, or other nominee regarding how to vote the shares in your account. Your bank, broker or other nominee should provide you with a voting instruction form that contains our proxy materials and instructions on how to vote online or to request a paper or email copy of our proxy materials. Please see the information your bank, broker or other nominee provided you for more information on these voting options. You will not be able to vote your shares in person at the special meeting.

Attending the Special Meeting

Any stockholder may participate in the Special Meeting in “listen-only” mode. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	[●]

Passcode for Telephone Access:	[●]

Webcast Access	[●]

If you have a legal proxy from a “street name” stockholder, you must provide a legal proxy from the record holder (that is, the bank, broker or other holder of record) to the “street name” stockholder that is assignable, and the legal proxy from the “street name” stockholder to you. Stockholders may appoint only one proxy holder to virtually attend on their behalf.

Revoking Your Proxy

If your shares are registered directly in your name and you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

●	you may send another proxy card with a later date; or

●	you may notify the Company’s Secretary in writing to Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, before the Special Meeting that you have revoked your proxy.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or other nominee following the instructions they provided.

No Additional Matters

The Special Meeting has been called only to consider the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may contact Morrow Sodali LLC, our proxy solicitor, at:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Individuals, call (800) 662-5200, or
Banks and brokers, call (203) 658-9400
Email: LGC.info@morrowsodali.com

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements), divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Public stockholders may exercise their redemption rights regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, and the Extension is implemented, the remaining holders of public who do not redeem their public shares now will retain their ability to tender their public shares in the Company’s tender offer commenced on October 5, 2020 in connection with the proposed Business Combination.. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed the Business Combination by the Extended Date. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account estimated as of October 19, 2020 of approximately $[63.80] million, the estimated per share redemption price, less amounts to be withdrawn, would have been approximately $10.3831.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN DAYLIGHT TIME ON NOVEMBER [●], 2020 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO THE TRANSFER AGENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC SYSTEM, AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK, BROKER OR OTHER NOMINEE COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN.

In connection with tendering your shares for redemption, you must elect either to (x) physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, or (y) deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must tender your shares in the manner described above prior to 5:00 p.m. Eastern daylight time on November [●], 2020 (two business days before the Special Meeting) in order to exercise your redemption rights in connection with the Extension. The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal and the Trust Amendment Proposal are approved. In furtherance of such irrevocable election, stockholders making the Election will not be able to tender their shares after the vote at the Special Meeting. The Company will provide public stockholders with another opportunity to redeem their shares for cash in connection with the consummation of the Business Combination.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, the Transfer Agent, with written instructions to separate such public units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, the Transfer Agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one (1) full business day to accomplish the separation. If you fail to cause your units to be separated in a timely manner, you will likely not be able to exercise your redemption rights timely.

Shares that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment and the Trust Amendment will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment and the Trust Amendment are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

Each redemption of Class A common stock by Legacy’s public stockholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $63.80 million estimated as of October 19, 2020. In no event will Legacy redeem its Class A common stock in an amount that would cause its net tangible assets to be less than $5,000,001, as provided in our Charter.

Prior to exercising redemption rights, you should verify the market price of Class A common stock, as you may receive higher proceeds from the sale of our Class A common stock in the public market than from exercising redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A common stock when you wish to sell your shares.

If properly demanded, and if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements), divided by the number of then outstanding public shares. As of the record date of the Special Meeting, this amount is expected to be approximately $10.3831 per share. The closing price of the Company’s Class A common stock on October 19, 2020 was $[●].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your shares to the Company’s transfer agent prior to 5:00 p.m. Eastern daylight time on November [●], 2020 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Appraisal Rights

Appraisal rights are not available to holders of shares of our Class A common stock in connection with the Extension Amendment or the Trust Amendment.

Proxy Solicitation Costs

Legacy will pay for the entire cost of soliciting proxies. Legacy has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $[●]. Legacy will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will decrease the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate the Business Combination.

Postponement or Adjournment of the Special Meeting

We may postpone the Special Meeting by making a public announcement of such postponement prior to the start of the Special Meeting. Our bylaws permit the chairman of the meeting to adjourn the meeting, without notice other than an announcement at the Special Meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.

Principal Executive Office

Our principal executive office is located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202. Our telephone number at such address is: (513) 618-7161.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our common stock as of October 19, 2020, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, which, prior to Closing, is comprised of our Class A common stock and our Class F common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, and subject to applicable community property laws and similar laws, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants, as these warrants are not exercisable within 60 days of October 19, 2020. Unless otherwise noted below, the business address of each of the following entities or individuals is 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

In connection with the extension of the deadline to consummate a business combination from May 20, 2020 to November 20, 2020 on or around May 18, 2020, stockholders elected to redeem 23,182,481 shares of the Company’s Class A common stock issued in the Company’s initial public offering. Immediately following such redemptions, 6,122,699 shares of the Company’s Class A common stock issued in the Company’s initial public offering remained issued and outstanding, in addition to 7,500,000 shares of issued and outstanding Class F common stock. The information reflected in this table is based upon information contained in filings made with the SEC by the respective stockholders. Accordingly, to the extent such filings with the SEC by the respective stockholders were made prior to May 18, 2020, the shares reported as beneficially owned may not accurately reflect the respective stockholder’s beneficial ownership of our shares of common stock and will result in the table reflecting ownership of our shares of common stock in excess of 100%.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)	Percent of Class Beneficially Owned(1)
Principal Stockholders:
Coliseum Capital Management, LLC(2) 105 Rowayton Avenue, Rowayton, CT 06853	2,769,348	20.3%
Basso Capital Management, LP(3) 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902	1,706,047	12.5%
The K2 Principal Fund, L.P.(4) 2 Bloor St West, Suite 801, Toronto, Ontario, M4W 3E2	1,520,500	11.2%
Park West Asset Management LLC(5) c/o Park West Asset Management LLC, 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939	2,720,000	19.9%
UBS O’Connor LLC One North Wacker Drive, 32nd Floor Chicago, Illinois 60606(6)	1,850,000	13.6%
Polar Asset Management 401 Bay Street, Suite 1900, PO Box 19 Toronto, Ontario M5H 2Y4, Canada(7)	1,880,054	13.8%
Magnetar Financial LLC 1603 Orrington Avenue, 13th Floor Evanston, Illinois 60201(8)	1,963,455	14.4%
Mizuho Financial Group, Inc. 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan(9)	2,144,700	15.7%
Westchester Capital Management, LLC 100 Summit Drive Valhalla, New York 10595(10)	1,886,372	13.8%
Glazer Capital, LLC(11) 250 West 55th Street, Suite 30A New York, New York 10019	698,574	5.1%
Legacy Acquisition Sponsor I LLC(12)	7,500,000	55.1%
Directors and Executive Officers:
Edwin J. Rigaud(12)(13)	7,500,000	55.1%
Darryl McCall(13)	—	—
William Finn(13)	—	—
Steven A. Davis(13)	—	—
Richard White(13)	—	—
Andrew Code(13)	—	—
Sengal Selassie(13)	—	—
All directors and executive officers as a group(11) (7 individuals)	7,500,000	55.1%

*	Less than one percent.
(1)	This table is based on 13,622,699 shares of Class A common stock and Class F common stock outstanding at September 30, 2020, of which 6,122,699 were Class A common stock and 7,500,000 were Class F common stock. In connection with the extension of the Business Combination Deadline on or around May 18, 2020, stockholders elected to redeem 23,182,481 shares of the Company’s Class A common stock issued in the Company’s initial public offering. Immediately following such redemptions, 6,122,699 of the Company’s Class A common stock issued in the Company’s initial public offering remained issued and outstanding, in addition to 7,500,000 shares of issued and outstanding Class F common stock. The information reflected in this table is based upon information contained in filings made with the SEC by the respective stockholders. Accordingly, to the extent such filings with the SEC by the respective stockholders were made prior to May 18, 2020, the shares reported as beneficially owned may not accurately reflect the respective stockholder’s beneficial ownership of our shares of common stock and will result in the table reflecting ownership of our shares of common stock in excess of 100%.
(2)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2020, Coliseum Capital Management, LLC (“CCM”), Coliseum Capital, LLC (“CC”), Coliseum Capital Partners, L.P. (“CCP”), Adam Gray (“Gray”) and Christopher Shackelton (“Shackleton”) reported shared voting power and shared dispositive power with respect to 2,769,348 shares of our Class A common stock and no sole voting power or sole dispositive power as to any shares of common stock. According to this Schedule 13G/A, CCM is the investment adviser to CCP, which is an investment limited partnership; CC is the General Partner of CCP; and Gray and Shackelton are the managers of CC and CCM. According to this Schedule 13G, CCM, CC, CCP, Gray and Shackleton may be deemed to be members of a group with respect to the common stock owned of record by CCP and a separate account managed by CCM (the “Separate Account”). CCP is reported in the Schedule 13G/A as the record owner of 2,022,219 shares of common stock and the Separate Account is the record owner of 747,129 shares of common stock.

(3)	Based solely on a Schedule 13G filed with the SEC on February 7, 2020, Basso SPAC Fund LLC (“Basso SPAC”), Basso Management, LLC (“Basso Management”), Basso Capital Management, L.P. (“BCM”), Basso GP, LLC (“Basso GP), and Howard I. Fischer (“Fischer”) reported shared voting power and shared dispositive power as to 1,706,047 shares of our common stock and no sole voting power or sole dispositive power as to any shares of our common stock. This Schedule 13G relates to shares of our common stock directly beneficially owned by Basso SPAC. Basso Management is the manager of Basso SPAC. BCM serves as the investment manager of Basso SPAC. Basso GP is the general partner of BCM. Fischer is the sole portfolio manager for Basso SPAC, the Chief Executive Officer and a founding partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Fischer may be deemed to indirectly beneficially own the shares of our common stock reported in this Schedule 13G.
(4)	Based solely on a Schedule 13G/A filed with the SEC on February 9, 2018, filed by Daniel Gosselin (“Gosselin”), Shawn Kimel Investments, Inc., an Ontario corporation (“SKI”), The K2 Principal Fund, L.P., an Ontario limited partnership (the “Fund”), K2 GenPar L.P., an Ontario limited partnership (the “GP”), K2 GenPar 2009 Inc., an Ontario corporation (“GenPar 2009”), and K2 & Associates Investment Management Inc., an Ontario corporation (“K2 & Associates”). According to this amendment to Schedule 13G, (a) Mr. Gosselin is president of each of SKI, the GP, GenPar 2009 and K2 & Associates; (b) the GP is the general partner of the Fund, and GenPar 2009 is the general partner of the GP; and (c) GenPar 2009 is a direct wholly-owned subsidiary of SKI. K2 & Associates is a direct 66.5% owned subsidiary of SKI, and is the investment manager of the Fund. The K2 Principal Fund, L.P. reported in this amendment to Schedule 13G shared voting power and shared dispositive power as to 1,520,500 shares of Class A common stock underlying units that are held of record by The K2 Principal Fund, L.P., and no sole voting power or dispositive power as to any shares. Each of Gosselin, SKI, the Fund, GP, GenPar2009, and K2&Associates may be deemed to be beneficial owners of the 1,520,500 shares of Class A common stock that are held by The K2 Principal Fund, L.P. Mr. Gosselin reported in this amendment to the Schedule 13G that he is president of each of SKI, the GP, GenPar 2009 and K2&Associates, and exercises ultimate voting and investment powers over the 1,520,500 of the Company’s units that are held of record by The K2 Principal Fund, L.P.
(5)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2020, (i) Park West Asset Management LLC (“PWAM”), a Delaware limited liability company, Park West Investors Master Fund, Limited (“PWIMF”), a Cayman Islands exempted company, and Peter S. Park (“Mr. Park”) reported that PWIMF is the holder of 2,468,948 shares of Class A common stock and public warrants to purchase up to 1,121,864 shares of Class A common stock and Par West Partners International, Limited, a Cayman Islands exempted company (“PWPI”) is the holder of 251,052 shares of Class A common stock and public warrants to purchase up to 113,137 shares of Class A common stock. According to this Schedule 13G/A, PWPI and PWIMF reported shared voting power and shared dispositive power as to the 2,720,000 shares of Class A common stock, which shares may be deemed to be beneficially owned (x) indirectly by PWAM, as the investment adviser to PWIMF and PWPI, and (y) indirectly by Mr. Park, as the sole member and manager of PWAM, and sole voting power and sole dispositive power as to no shares of Class A common stock.
(6)	Based solely on a Schedule 13G filed with the SEC on February 13, 2020, UBS O’Connor LLC, a Delaware limited liability company, reported sole voting power and sole dispositive power with respect to 1,850,000 shares of Class A common stock, and no shared voting power or shared dispositive power as to any shares of Class A common stock. UBS O’Connor LLC serves as the investment manager to (i) Nineteen77 Global Multi-Strategy Alpha Master Limited (“GLEA”) and (ii) Nineteen77 Global Merger Arbitrage Master Limited (“OGMA”). In such capacity, UBS O’Connor LLC exercises voting and investment power and is deemed to have beneficial ownership over the shares of the common stock held for the account of GLEA and OGMA.
(7)	Based solely on a Schedule 13G filed with the SEC on February 11, 2020, Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada reported sole voting power and sole dispositive power with respect to 1,880,054 shares of our Class A common stock and no shared voting power or shared dispositive power as to any shares of our Class A common stock. According to the Schedule 13G, Polar Asset Management Partners Inc. serves as investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”) with respect to the shares directly held by Polar Vehicles.
(8)	Based solely on a Schedule 13G filed with the SEC on February 13, 2020, Magnetar Financial LLC (“Magnetar Financial”), Magnetar Capital Partners LP (“Magnetar Capital Partners”), Supernova Management LLC (“Supernova Management”) and Alec N. Litowitz (“Mr. Litowitz”) reported shared voting power and shared dispositive power with respect to 1,963,455 shares of our Class A common stock and no sole voting power or sole dispositive power as to any shares of our Class A common stock. According to the Schedule 13G, (a) 815,477 shares are held for the account Magnetar Constellation Master Fund, Ltd; (b) 20,516 shares are held for the account of Magnetar Capital Master Fund Ltd; (c) 243,353 shares are held for the account of Magnetar Xing He Master Fund Ltd; (d) 539,885 shares are held for the account of Magnetar Constellation Fund II, Ltd; (e) 121,912 shares are held for the account of Magnetar SC Fund Ltd; and (f) 222,302 shares are held for the account of Magnetar Structured Credit Fund, LP (collectively, the “Magnetar Funds”). According to the Schedule 13G, Magnetar Financial serves as the investment advisor to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the common shares held for the Magnetar Funds’ accounts, Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial, Supernova Management is the general partner of Magnetar Capital Partners, and the manager of Supernova Management is Mr. Litowitz.
(9)	Based solely on a Schedule 13G filed with the SEC on February 14, 2020, Mizuho Financial Group, Inc. reported sole voting power and sole dispositive power with respect to 2,144,700 shares of our Class A common stock and no shared voting power or shared dispositive power as to any shares of our Class A common stock. According to the Schedule 13-G, Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of the shares directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

(10)	Based solely on a Schedule 13G filed with the SEC on February 14, 2020, Westchester Capital Management, LLC (“WCM”) reported sole voting power and sole dispositive power with respect to 1,886,372 shares of our Class A common stock and no shared voting power or shared dispositive power with respect to any shares of our Class A common stock. Additionally, Westchester Capital Partners, LLC (“WCP”) reported sole voting power and sole dispositive power of 80,000 shares of our Class A common stock and no shared voting power or shared dispositive power with respect to any shares of our Class A common stock. This accounts for .3% of the Class A common stock currently issued and outstanding. WCM, a registered investment adviser, serves as (a) investment advisor to each of The Merger Fund (“MF”), the Merger Fund VL (“MFVL”), WCM Alternatives: Credit Event Fund (“CEF”), WCM Alternatives: Event-Driven Fund (“EDF”) and (b) sub-advisor to JNL/Westchester Capital Event Driven Fund (JNA2) (“JNL”). WCP, a registered investment adviser, serves as investment advisor to WCM Master Trust (“Master Trust”, together with MF, MFVL, CEF, EDF and JNL, the “Funds”). The Funds directly hold common stock for the benefit of the investors in those Funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of WCM and Co-Managers and members of WCP. Messrs. Behren and Shannon are indirect principal owners of WCM and WCP and may control WCM and WCP. WCM and WCP may be deemed to constitute a “group” for purposes of Section 13(g)(3) of the Exchange Act. WCM may be deemed to beneficially own shares of common stock held by MF, MFVL, CEF, EDF and JNL. WCP may be deemed to beneficially own shares of common stock held by the Master Trust.
(11)	Based solely on a Form 4 filed with the SEC on September 23, 2020, Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), reported indirect beneficial ownership with Paul J. Glazer with respect to 698,574 shares of our Class A common stock and no sole voting power or sole dispositive power with respect to any shares of our Class A common stock.
(12)	Based on a Schedule 13G/A filed with the SEC on February 13, 2020 by Legacy Acquisition Sponsor I LLC and Edwin J. Rigaud. Represents shares held by our Sponsor. The shares held by our Sponsor are beneficially owned by Edwin J. Rigaud, our Chairman and Chief Executive Officer and the managing member of our Sponsor, who has sole voting and dispositive power over the shares held by our Sponsor. Each of our officers and directors is a member of our Sponsor.
(13)	Interests shown consist solely of Founder Shares, classified as shares of Class F common stock. Such shares will automatically convert into shares of Class A common stock at the Closing on a one for one basis, subject to adjustment.

Immediately after our IPO, our Sponsor beneficially owned 20.0% of the then issued and outstanding shares of our common stock.

Our Sponsor purchased an aggregate of 17,500,000 private placement warrants at a price of $0.50 per warrant in a private placement that occurred simultaneously with the closing of our initial public offering. Each private placement warrant entitles the holder to purchase one half of one share of our Class A common stock at $5.75 per half share. The purchase price of the private placement warrants were added to the proceeds from our initial public offering to be held in the Trust Account pending our completion of the business combination. If we do not complete our business combination by November 20, 2020, the present extended date, or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date, the private placement warrants will expire worthless. The private placement warrants are subject to the transfer restrictions described below. The private placement warrants will not be redeemable by us so long as they are held by our Sponsor or its permitted transferees. If the private placement warrants are held by holders other than our Sponsor or its permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the public warrants included in the units sold in our initial public offering. Otherwise, the private placement warrants have terms and provisions that are identical to those of the public warrants that were sold as part of the units in our initial public offering (except that the private placement warrants beneficially held by Loop Capital Markets LLC or its designees or affiliates may not be exercised after five years from the effective date of the registration statement for our initial public offering). However, the Warrant Amendments provide, among other things, that 2,912,230 private placement warrants issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of October 24, 2017, between Legacy and Sponsor, and not owned by Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A common stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A common stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A common stock; provided, that if such beneficial owners cease to beneficially own any of such private placement warrants and the Sponsor becomes the beneficial owner of such private placement warrants, such private placement warrants shall be forfeited. The Warrant Amendments further provide that our Sponsor shall forfeit 14,587,770 private placement warrants held of record and beneficially owned by it.

Our Sponsor and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

PROPOSAL NO. 1 AND PROPOSAL NO. 2 —
THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT

The Extension Amendment

The proposed Extension Amendment would amend our existing Charter to extend the date by which the Company has to consummate a business combination from November 20, 2020 to December 31, 2020. A copy of the proposed amendment to our Charter is attached to this proxy statement as Exhibit A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

All holders of the Company’s public shares, whether they vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the Extension is implemented. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension, as well as the inability to consummate the Business Combination by November 20, 2020. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and Trust Amendment Proposal.

The Trust Amendment

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed a business combination from November 20, 2020 to the Extended Date, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Exhibit B. All stockholders are encouraged to read the proposed Trust Amendment in its entirety for a more complete description of its terms.

Reasons for the Proposals

In connection with the Business Combination Agreement, Legacy agreed to use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding public warrants to (a) amend the Warrant Agreement to provide, among other things, that each outstanding public warrant will no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead will be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A common stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A common stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A common stock, and (b) to amend the Warrant Agreement to provide, among other things, that 2,912,230 private placement warrants issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of October 24, 2017, between Legacy and Sponsor, and not owned by Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A common stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A common stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A common stock.

The purpose of the Extension Amendment is to provide additional time to complete the Business Combination. Our Charter provides that the Company has until November 20, 2020 to complete a business combination. While we believe the proposed Business Combination can be completed by November 20, 2020, certain factors, including without limitation, potential delays relating to regulatory or securities filings in connection with the Business Combination and certain related notice requirements, ongoing litigation brought by Onyx’s minority shareholders, as well as general socioeconomic volatility and disruption as a result of the COVID-19 pandemic and the upcoming U.S. presidential election on November 3, 2020, could delay the Closing of the Business Combination. The Extension provides Legacy and its stockholders time to expeditiously complete the Business Combination without the undue time pressures created by the aforementioned external factors. Accordingly, our board of directors has determined that it is in the best interests of our stockholders to provide an option for an extension of the date that the Company has to consummate the Business Combination to the Extended Date only if we are not able to consummate the Business Combination by November 20, 2020. Our stockholders should note that we intend to hold the Special Meeting and, if approved, effect the Extension Amendment and the Trust Amendment only if we do not consummate the Business Combination by November 20, 2020. If the Extension Amendment is approved, the Extension is effected, and the Business Combination is not consummated by November 20, 2020, Legacy intends to make the Contribution to Legacy’s Trust Account in an amount equal to $0.03 per share of Class A common stock issued in Legacy’s initial public offering that is not redeemed pursuant to the Election. The Contribution will not accrue interest and will be paid in full at the Closing from the proceeds of the Business Combination. If the Contribution results in a change to the purchase price of Legacy’s shares of Class A common stock under the terms of the tender offer commenced on October 5, 2020 in connection with the proposed Business Combination, any such change will be made in accordance with the terms of the tender offer and the requirements of applicable law.

If our board of directors determines that we will not be able to consummate the Business Combination by the Extended Date or determines that completion of the Business Combination is not in the best interests of us or our stockholders, our board of directors would wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendment Proposal is not approved. In addition, the public warrants and private placement warrants will expire without payment or other value.

Therefore, our board of directors is proposing the Extension Amendment to amend the Charter to extend the date by which Legacy has to complete the Business Combination, and is proposing the Trust Amendment to amend the Trust Agreement to extend the date on which the Trustee must liquidate the Trust Account.

Approval of the Extension Amendment and the Trust Amendment are both a condition to the implementation of the Extension, as well as the inability to consummate the Business Combination by November 20, 2020. If the Extension Amendment or the Trust Amendment is not approved and we have not consummated the Business Combination by November 20, 2020, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as holders of the public shares (including the right to receive any further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Business Combination by November 20, 2020, the present extended date, or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the private placement warrants; however, our initial stockholders who have acquired public shares after our IPO will be entitled to monies from the Trust Account with respect to such public shares if we fail to complete the Business Combination by November 20, 2020 or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires, at a meeting at which a quorum is present, the affirmative vote of at least 65% of the Company’s outstanding shares of Class A common stock and Class F common stock, voting together as a single class. Approval of the Trust Amendment is a condition to the implementation of the Extension Amendment, as well as the inability to consummate the Business Combination by November 20, 2020.

If the Extension Amendment Proposal and the Trust Amendment Proposal Are Not Approved

If the Extension Amendment or the Trust Amendment is not approved and we have not consummated the Business Combination by November 20, 2020, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as holders of such public shares (including the right to receive any further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Business Combination by November 20, 2020, the present extended date, or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the private placement warrants; however, our initial stockholders who have acquired public shares after our IPO will be entitled to monies from the Trust Account with respect to such public shares if we fail to complete the Business Combination by November 20, 2020 or, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Our board of directors will abandon the Extension Amendment Proposal and the Trust Amendment Proposal if our stockholders do not approve both the Extension Amendment and the Trust Amendment, or if the Business Combination is consummated by November 20, 2020. In addition, notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, our board of directors will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

If the Extension Amendment Proposal and Trust Amendment Proposal Are Approved

If the Extension Amendment is approved, the Extension is effected, and the Business Combination is not consummated by November 20, 2020, Legacy intends to make the Contribution to the Trust Account in an amount equal to $0.03 per share of Class A common stock issued in Legacy’s initial public offering that is not redeemed pursuant to the Election. The Contribution will not accrue and will be paid in full at the Closing from the proceeds of the Business Combination. If the Contribution results in a change to the purchase price of Legacy’s shares of Class A common stock under the terms of the tender offer commenced on October 5, 2020 in connection with the proposed Business Combination, any such change will be made in accordance with the terms of the tender offer and the requirements of applicable law.

In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the Business Combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Business Combination is not consummated by November 20, 2020, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, public shares and public warrants will remain publicly traded. The Company will continue to work to consummate the Business Combination by the Extended Date.

Should our board of directors determine that we will not be able to consummate the Business Combination by the Extended Date or determine that completion of the Business Combination is not in the best interests of us or our stockholders, our board of directors would wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendment Proposal is not approved.

Notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, our board of directors will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements), divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Public stockholders may exercise their redemption rights regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, and the Extension is implemented, the remaining holders of public shares who do not redeem their public shares now will retain their ability to tender their public shares in the Company’s tender offer commenced on October 5, 2020 in connection with the proposed Business Combination.. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account estimated as of October 19, 2020 of approximately $63.80 million, the estimated per share redemption price, less amounts to be withdrawn, would have been approximately $10.3831.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN DAYLIGHT TIME ON NOVEMBER [●], 2020 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO THE TRANSFER AGENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC SYSTEM, AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK, BROKER OR OTHER NOMINEE COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN.

In connection with tendering your shares for redemption, you must elect either to (x) physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, or (y) deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must tender your shares in the manner described above prior to 5:00 p.m. Eastern daylight time on November [●], 2020 (two business days before the Special Meeting) in order to exercise your redemption rights in connection with the Extension. The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal and the Trust Amendment Proposal are approved. In furtherance of such irrevocable election, stockholders making the Election will not be able to tender their shares after the vote at the Special Meeting. The Company will provide public stockholders with another opportunity to redeem their shares for cash in connection with the consummation of the Business Combination.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, the Transfer Agent, with written instructions to separate such public units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, the Transfer Agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one (1) full business day to accomplish the separation. If you fail to cause your units to be separated in a timely manner, you will likely not be able to exercise your redemption rights timely.

Shares that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment and the Trust Amendment will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment and the Trust Amendment are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

Each redemption of Class A common stock by Legacy’s public stockholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $63.80 million estimated as of October 19, 2020. In no event will Legacy redeem its Class A common stock in an amount that would cause its net tangible assets to be less than $5,000,001, as provided in our Charter.

Prior to exercising redemption rights, you should verify the market price of Class A common stock, as you may receive higher proceeds from the sale of our Class A common stock in the public market than from exercising redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A common stock when you wish to sell your shares.

If properly demanded, and if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements), divided by the number of then outstanding public shares. As of the record date of the Special Meeting, this amount is expected to be approximately $10.3831 per share. The closing price of the Company’s Class A common stock on October 19, 2020 was $[●].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your shares to the Company’s transfer agent prior to 5:00 p.m. Eastern daylight time on November [●], 2020 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment and the Trust Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who are U.S. Holders (as defined below) and who hold their shares as a “capital asset,” as defined in the Code. For purposes of this discussion, a stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

The Following Discussion Is For General Informational Purposes Only And Should Not Be Construed As Tax Advice. You Are Urged To Consult Your Own Tax Advisor With Respect To The Specific Tax Consequences To You Of Making Or Not Making The Election, Including The Effects Of U.S. Federal, State, Local And Non-U.S. Tax Rules And Possible Changes In Laws That May Affect The Tax Consequences Described In This Proxy Statement.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment and the Trust Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment and the Trust Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will be considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both public shares and public warrants, the cost of such unit must be allocated between the public shares and public warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to a warrant causes the covered shares to be constructively owned by the holder of the warrant. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election. U.S. Holders should consult their own tax advisors regarding the potential application of the “substantially disproportionate” test to their particular situations.

Even if the redemption of a U.S. Holder’s shares in connection with the Extension Amendment and the Trust Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Extension Amendment and the Trust Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, any “reportable payments” made to the relevant tendering U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.

Required Vote

Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires, at a meeting at which a quorum is present, the affirmative vote of at least 65% of the Company’s outstanding shares of Class A common stock and Class F common stock, voting together as a single class. If the Extension Amendment is not approved, the Extension will not be implemented, and if the Business Combination is not consummated by November 20, 2020, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as holders of such public shares (including the right to receive any further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

You are not being asked in this proxy statement to vote on the Business Combination. In a written consent dated September 18, 2020, a majority of stockholders voted to approve the Business Combiantion. For more information regarding the Business Combination, please refer to the Preliminary Business Combination Information Statement filed with the SEC on October 5, 2020.

All of our directors, executive officers, other initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment and the Trust Amendment. On the record date, our Sponsor, our officers and directors and our other initial stockholders own approximately 55% of our issued and outstanding shares of common stock, including all of the Founder Shares.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board of directors, you should keep in mind that the Company’s executive officers and members of our board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	Our Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed business combination;

●

Our Sponsor, directors and executive officers and other initial stockholders hold 7,500,000 Founder Shares (purchased for $25,000) and 17,500,000 private placement warrants (purchased for $8.75 million), which would expire worthless if a business combination is not consummated by November 20, 2020, unless such date is extended by the Extension Amendment, as well as the possibility of future compensatory arrangements. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and private placement warrants, such Founder Shares and private placement warrants had an aggregate market value of approximately $[●] based on the last sale price of our Class A common stock of $[●] and warrants of $[●], respectively, on the NYSE on October 19, 2020;

●	Concurrently with the execution of the Business Combination Agreement, Legacy, Sponsor and the Stockholder Representative entered into the Sponsor Support Agreement pursuant to which Sponsor agreed to, immediately prior to the Closing (a) assign and transfer to Onyx for cancellation 3,000,000 shares of Class F common stock and (b) assign and transfer to Onyx for cancellation 14,587,770 of its private placement warrants to purchase shares of Class A common stock, which excludes the 2,912,230 private placement warrants beneficially owned by certain institutional investors of the Sponsor; and further agreed that (i) if the amount of funds available in the Trust Account at Closing is less than $54,000,000, then immediately prior to Closing, the Sponsor shall surrender and forfeit up to a maximum of 3,250,000 shares of Class F common stock, pursuant to a calculation described in the Sponsor Support Agreement and (ii) if, and to the extent, that Legacy pays its transaction expenses from the Trust Account in excess of $16,400,000, then the Sponsor shall surrender and forfeit to Legacy up to a maximum of 3,250,000 shares of Class F common stock, pursuant to a calculation described in the Sponsor Support Agreement (but in no event shall the total number of shares of Class F common stock forfeited as Equity Reduction Shares and Expense Reduction Shares exceed 3,250,000 shares of Class F common stock). Under the terms of the Sponsor Support Agreement the Sponsor will have the ability to earn back up to 50% of the sum of the number of Equity Reduction Shares and the number of Expense Reduction Shares based on the volume weighted average per share price of Legacy’s Class A common stock over a 730 calendar day period immediately following the Closing.

●	Our Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares if we fail to complete a business combination by November 20, 2020, unless such date is extended by the Extension Amendment;

●	If the Trust Account is liquidated, including in the event we are unable to complete the Business Combination by November 20, 2020, unless such date is extended by the Extension Amendment, our Sponsor has agreed that it will indemnify us and hold us harmless if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes and up to $750,000 to fund working capital requirements annually, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act;

●	Our Sponsor, directors and executive officers will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if the Business Combination is not consummated by November 20, 2020, unless such date is extended by the Extension Amendment;

●	All rights specified in our Charter relating to the right of our directors and officer to be indemnified by us, and of our directors and officers to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Business Combination. If the Business Combination is not approved and we liquidate, we will not be able to perform our obligations to our directors and officers under those provisions;

●

None of our executive officers or directors has received any cash compensation for services rendered to Legacy. All of the current members of our board of directors are expected to continue to serve as directors at least through the date of the Special Meeting, and Edwin Rigaud, Darryl McCall and Richard White are expected to be directors of PARTS iD, Inc. after the Closing; and

●

Our Sponsor, our directors and executive officers, and any entity with which they are affiliated, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if a business combination is not completed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our board of directors has determined that the Extension Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders. Our board of directors has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal.

Our board of directors recommends that you vote “FOR” the Extension Amendment Proposal and Trust Amendment Proposal. Our board of directors expresses no opinion as to whether you should redeem your public shares.

ANNUAL REPORT

Our 2019 Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2019, is available on our website, www.legacyacquisition.com, under “Investor Resources,” “SEC Filings” and “Documents.” Otherwise, please call (513) 618-7161 and a copy will be sent to you without charge. You may also request a free copy of our annual report on Form 10-K for the fiscal year ended December 31, 2019 by writing to Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders or other interested parties may communicate with any Director or Committee of the board of directors by writing to them c/o Chairman of the board of directors, Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to board of directors.

Except for Edwin J. Rigaud and Darryl T.F. McCall, our directors do not intend to virtually attend the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

Stockholders who intend to have a proposal, including nominations of persons for election as directors, considered for inclusion in the Company’s proxy materials for the Company’s 2020 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to the Company’s Secretary at the Company’s principal executive offices and otherwise comply with the requirements of the SEC for stockholder proposals.

Stockholders who intend to bring a proposal before the next annual meeting, or to nominate persons for election as directors, in accordance with the advance notice provisions of the Company’s amended and restated bylaws, must give timely written notice to the Company of such proposal or nomination. Stockholders should direct any proposals or nominations to the Company’s Secretary at the Company’s principal executive offices. For a proposal to be included in our proxy statement and proxy card for our 2020 Annual Meeting of Stockholders, such proposal must have been received by us in writing no later than July 24, 2020. Additionally, if our 2020 Annual Meeting of Stockholders is held on December 31, 2020, any stockholder proposal or director nomination for our 2020 Annual Meeting of Stockholders that is not intended for inclusion in our proxy statement and proxy card in respect of such meeting must be received by the Secretary at the Company’s principal executive offices not earlier than the opening of business on September 2, 2020, and not later than the close of business on October 2, 2020. The inclusion of any stockholder proposal in the proxy materials for the 2020 Annual Meeting will be subject to the applicable rules of the SEC and the Company’s amended and restated bylaws.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Secretary at our principal executive offices at the address above. All notices of proposals by stockholders, whether or not to be considered for inclusion in our proxy materials, should be sent to our Secretary at our principal executive offices.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., banks, brokers or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Stockholders that share the same address may not receive separate copies of proxy materials, unless we have received contrary instructions from such stockholders. If you are receiving multiple sets of our proxy materials and wish to receive only one set in the future, or if you are currently only receiving one set of our proxy materials and wish to receive separate sets of proxy materials for you and the other stockholders sharing your address, please notify us or your bank, broker or other nominee by indicating your preference on the enclosed proxy card or voting instruction form. We will deliver an additional copy of our proxy materials to you, without charge, upon written request sent to Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: William C. Finn, Secretary, or upon oral request by calling our offices at (513) 618-7161. Our proxy materials are also available on our website, www.legacyacquisition.com, under “Investor Resources,” “SEC Filings” and “Documents.”

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as exhibits to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an exhibit to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Trust Amendment by contacting us at the following address, or telephone number:

Legacy Acquisition Corp.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202
Attn: Secretary
Telephone: (513) 618-7161

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Individuals, call (800) 662-5200,
Banks and brokers, call (203) 658-9400
Email: LGC.info@morrowsodali.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than November [●], 2020.

BY ORDER OF THE BOARD OF DIRECTORS,

William C. Finn
Chief Financial Officer and Secretary

Exhibit A

PROPOSED Fourth AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LEGACY ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of LEGACY ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is: Legacy Acquisition Corp.

2.	The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 15, 2016 (the “Original Certificate”).

3.	The amended and restated certificate of incorporation, which restated and further amended the provisions of the Original Certificate, was filed with the Secretary of State of the State of Delaware on November 16, 2017, which was corrected pursuant to a corrected amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on November 20, 2017, and which was amended pursuant to that Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 22, 2019, and which was further amended pursuant to that Second Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 18, 2020, and which was further amended pursuant to that Third Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 4, 2020 (the “Amended and Restated Certificate”).

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4.	This Fourth Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

5.	This Amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the Delaware General Corporation Law (the “DGCL”) and the Amended and Restated Certificate.

6.	The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on October 25, 2017, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes and up to $750,000 per annum to fund working capital requirements, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by December 31, 2020 and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Legacy Acquisition Sponsor I LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

7.	The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

“(d) In the event that the Corporation has not consummated a Business Combination by December 31, 2020 the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject, in each case, to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

IN WITNESS WHEREOF, I have signed this Amendment this ___ day of __________________, 2020.

Name:
Title:

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Exhibit B

FORM OF AMENDMENT NO. 3 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 3 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2020, by and between Legacy Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on November 21, 2017, the Company consummated an initial public offering (the “Offering”) of units of the Company’s equity securities, each such unit comprised of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one warrant, each warrant entitling the holder thereof to purchase one-half of one share of Class A Common Stock;

WHEREAS, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Cantor Fitzgerald & Co. and Stifel, Nicolaus & Company, Incorporated as representatives (the “Representatives”) of the several underwriters (the “Underwriters”) named therein;

WHEREAS, $300,000,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Common Stock included in the units issued in the Offering as hereinafter provided pursuant to the investment management trust agreement made effective as of November 16, 2017, by and between the Company and the Trustee, as amended by that Amendment No. 1 to the Investment Management Trust Agreement, dated October 22, 2019, as further amended by that Amendment No. 2 to the Investment Management Trust Agreement, dated May 18, 2020 (the “Original Agreement”);

WHEREAS, the Company has sought the approval of its Public Stockholders at a meeting of its stockholders to: (i) extend the date before which the Company must complete a business combination from November 20, 2020 to December 31, 2020 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed a business combination from November 20, 2020 to December 31, 2020 (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the Company’s outstanding shares of common stock approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend and restate Section 1(i) of the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment of Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (and in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit B, less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) December 31, 2020, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account (less taxes payable and up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;

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2. Miscellaneous Provisions.

2.1. Successors.    All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability.    This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law.    The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.

2.4. Counterparts.    This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

2.5. Effect of Headings.    The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement.    The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

Legacy Acquisition Corp.

By:
Name:
Title:

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P R O X Y   C A R D

LEGACY ACQUISITION CORP.
Special Meeting of Stockholders
November [ ], 2020 10:00 a.m. ET
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Legacy Acquisition Corp. hereby appoint(s) Darryl T.F. McCall and William C. Finn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them, individually, to represent and to vote in the name of the undersigned, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class F common stock of Legacy Acquisition Corp. that such stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at 10:00 a.m. Eastern Time on Wednesday, November [ ], 2020, at [ ]., and at any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN TO VOTE SAID SHARES AT THE SPECIAL MEETING AND HEREBY RATIFIES ALL THAT THE PROXIES IDENTIFIED ABOVE MAY DO AT THE SPECIAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.

(Continued and to be marked, dated and signed below)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

Please mark vote as indicated in this example ☒

   FOR ☐ AGAINST ☐ ABSTAIN ☐

   FOR ☐ AGAINST ☐ ABSTAIN ☐

Date:_____________________________, 2020

____
Stockholder's Signature

____
Stockholder's Signature (if held jointly)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.